UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 14, 2011
CARDIOGENESIS CORPORATION

(Exact name of registrant as specified in its charter)

California	000-28288	77-0223740

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Musick, Irvine CA	92618

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 420-1800

N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
Amended and Restated Agreement and Plan of Merger
     On April 14, 2011, Cardiogenesis Corporation, a California corporation (the “Company”), entered into an Amended and Restated Agreement and Plan of Merger (the “Amended and Restated Merger Agreement”) with CryoLife, Inc., a Florida corporation (“Parent”), and CL Falcon, Inc., a Florida corporation and wholly-owned subsidiary of Parent (“Merger Sub”) which modified the terms upon which the Merger Sub intends to acquire all of the outstanding shares of the Company's common stock, no par value (the “Shares”). The Amended and Restated Merger Agreement provides that the Merger Sub will modify its previously commenced cash tender offer (the “Offer”) and will now offer to acquire forty-nine and nine-tenths percent (49.9%) of the Shares rather than all of the outstanding Shares. In addition, the top-up option provided to Merger Sub by the Company under the Agreement and Plan of Merger entered into by the Company, Parent and Merger Sub on March 28, 2011 (the “Original Agreement”) has been eliminated. Following the successful completion of the Offer (such date, the “Acceptance Date”), the Company will call a special meeting of shareholders to consider and approve the merger of Merger Sub with and into the Company.
     The foregoing describes the material changes to the Original Agreement. Except as set forth herein, the material terms and conditions of the Original Agreement as set forth in the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 29, 2011 remain unchanged.
     The consummation of the Offer will be conditioned on the satisfaction of customary closing conditions, including, among others, (i) that at least forty-nine and nine-tenths percent (49.9%) of the then-issued and outstanding Shares have been validly tendered into (and not withdrawn from) the Offer prior to the expiration date of the Offer (such percentage, the “Minimum Condition”); and (ii) that the other conditions set forth in Exhibit B to the Amended and Restated Merger Agreement have been satisfied or waived. The Offer is not subject to any financing condition.
     Following the consummation of the Offer, subject to customary conditions (including receipt of the requisite approval of the Company’s shareholders), Merger Sub will be merged with and into the Company (the “Merger”) and the Company will become a wholly-owned subsidiary of Parent. At the effective time of the Merger (the “Effective Time”), each outstanding Company Share (other than Shares held by the Company, Parent or Merger Sub or their respective subsidiaries and Shares held by shareholders who properly demand and perfect dissenters’ rights under California law) will be converted into the right to receive $0.457 per Share, net to the holder thereof in cash, without interest and subject to any applicable withholding taxes (the “Merger Consideration”), on the terms and subject to the conditions of the Amended and Restated Merger Agreement.

     The foregoing summary of the Amended and Restated Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Merger Agreement, without schedules, attached as Exhibit 2.1 to this Form 8-K, which is incorporated herein by reference. The Amended and Restated Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or Merger Sub. In particular, the assertions embodied in the representations and warranties contained in the Amended and Restated Merger Agreement are qualified by information in a confidential disclosure letter provided by the parties thereto in connection with the signing of the Amended and Restated Merger Agreement. This disclosure letter contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Amended and Restated Merger Agreement. Moreover, certain representations and warranties in the Amended and Restated Merger Agreement were used for the purpose of allocating risk between the Company, Parent, and Merger Sub, rather than establishing matters of fact. Accordingly, the representations and warranties in the Amended and Restated Merger Agreement may not constitute the actual state of facts about the Company, Parent, and Merger Sub.
Item 8.01. Other Events.
     On April 15, 2011, the Company and Parent issued a joint press release announcing their entry into the Amended and Restated Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
Notice to Investors
     The Offer for outstanding shares of Company Common Stock referred to herein commenced on April 5, 2011, pursuant to the terms of the Original Merger Agreement. This Form 8-K is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of the Company Common Stock has been made pursuant to an offer to purchase and related materials that Parent and Merger Sub filed with the Securities and Exchange Commission on April 5, 2011, as amended and supplemented from time to time. Parent and Merger Sub filed a tender offer statement on Schedule TO with the Securities and Exchange Commission on April 5, 2011, and thereafter the Company filed a solicitation/recommendation statement on Schedule 14D-9 with respect to the Offer, each as amended and supplemented from time to time. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement contain important information that should be read carefully and considered before any decision is made with respect to the Offer. These materials have been sent free of charge to all shareholders of the Company. In addition, all of these materials (and all other materials filed by the Company with the Securities and Exchange Commission) are available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents have been made available by Parent by Suzanne K. Gabbert at 1655 Roberts Blvd., NW, Kennesaw, GA 30144, telephone number 770-419-3355. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission from the Company by contacting the Cardiogenesis Corporation Investor Relations at 11 Musick, Irvine, CA, 92618, telephone number (949) 420-1808, or IR@cardiogenesis.com.
     In connection with the potential Merger, the Company will file a proxy statement with the Securities and Exchange Commission. Additionally, the Company will file other relevant materials with the Securities and Exchange Commission in connection with the proposed acquisition of the Company by Parent and Sub pursuant to the terms of the Merger Agreement. The materials to be filed by the Company with the Securities and Exchange Commission may be obtained free of charge at the Securities and Exchange Commission’s web site at www.sec.gov. Investors and shareholders also may obtain free copies of the proxy statement from the Company by contacting Cardiogenesis Corporation Investor Relations at 11 Musick, Irvine, CA, 92618, telephone number (949) 420-1808, or IR@cardiogenesis.com. Investors and security holders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger because they will contain important information about the Merger and the parties to the Merger.
     The Company and its respective directors, executive officers and other members of their management and employees, under the Securities and Exchange Commission rules, may be deemed to be participants in the solicitation of proxies of the Company shareholders in connection with the Merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2010 annual meeting of shareholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and the proxy statement and other relevant materials which may be filed with the Securities and Exchange Commission in connection with the Merger when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may be, in some cases, different than those of the Company’s shareholders generally, will be set forth in the proxy statement relating to the Merger when it becomes available. Additional information regarding the Company directors and executive officers will also be included in the Company’s proxy statement for its 2010 annual meeting of shareholders or in an amendment to the Annual Report on Form 10-K for the fiscal year ended December 31, 2010.
Statement on Cautionary Factors
     Certain statements made in this report that reflect management’s expectations regarding future events are forward-looking in nature and, accordingly, are subject to risks and uncertainties. These forward-looking statements include references to our announced transaction with Parent. Forward-looking statements are only predictions and are not guarantees of performance. These statements are based on beliefs and assumptions of management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond our ability to control or predict. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include, but are not limited to, uncertainties as to the timing of the Offer and Merger; uncertainties as to how many of the Company shareholders will tender their stock in the Offer; the possibility that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; and other risks and uncertainties discussed in documents filed with the Securities and Exchange Commission by the Company, as well as the tender offer documents to be filed by Parent and Merger Sub and the solicitation/recommendation statement to be filed by the Company. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We do not undertake any responsibility to update any of these forward-looking statements to conform our prior statements to actual results or revised expectations, except as expressly required by law.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of April 14, 2011, by and between the Company, Parent and Merger Sub.

99.1	Joint Press Release issued by the Company and Parent on April 15, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 15, 2011	CARDIOGENESIS CORPORATION
	By:	/s/ William Abbott
William Abbott
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Amended and Restated Agreement and Plan of Merger, dated as of April 14, 2011, by and between the Company, Parent and Merger Sub.

99.1	Joint Press Release issued by the Company and Parent on April 15, 2011.